SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  March 27, 1997

                    The Money Store Commercial Mortgage Inc.
             (Exact name of registrant as specified in its charter)


      New Jersey                     333-20817       22-2378261
--------------------------------     -----------    -------------
 (State or other jurisdiction of     (Commission    (IRS Employer
 incorporation)                      File Number)    ID Number)


  2840 Morris Avenue, Union, New Jersey                 07083
-----------------------------------------              -------
  (Address of principal executive offices)              (Zip
Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000
                                                  --------------

                  N/A
------------------------------------------------------------
(Former name or former address, if changed since last report)

 Item 7.   Financial Statements, Pro Forma Financial
           Information and Exhibits.

         (c)  Exhibits

                  Exhibit No.

                        1.1 Underwriting Agreement dated March 21, 1997 among The Money Store Commercial Mortgage Inc., The Money Store Inc. and Prudential Securities Incorporated and the related Pricing Agreement.

                        4.1 Pooling and Servicing Agreement dated February 28, 1997 among The Money Store Commercial Mortgage Inc., The Money Store Inc. as Representative, and Marine Midland Bank, as Trustee.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    The Money Store Commercial Mortgage Inc.


                                    By: /s/ Eric Elwin
                                    -------------------------------------
                                       Name:  Eric Elwin
                                       Title: Vice President


Dated:  April 4, 1997

                                  EXHIBIT INDEX

Exhibit                    Description of Exhibit

         1.1               Underwriting Agreement dated March 21, 1997 among
                                     The Money Store Commercial Mortgage
                                     Inc., The Money Store Inc. and
                                     Prudential Securities Incorporated and
                                     the related Pricing Agreement.

         4.1               Pooling and Servicing Agreement dated
                                     February 28, 1997 among The Money
                                     Store Commercial Mortgage Inc., The
                                     Money Store Inc., as Representative,
                                     and Marine Midland Bank, as Trustee.